FAS P-1
RTF P-1

                         SUPPLEMENT DATED JULY 17, 2007
                       TO THE PROSPECTUS DATED MAY 1, 2007
                                       OF
                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
   (FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND, FRANKLIN TEMPLETON MODERATE TARGET FUND, FRANKLIN TEMPLETON GROWTH TARGET FUND, FRANKLIN TEMPLETON 2015
    RETIREMENT TARGET FUND, FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND, FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND, FRANKLIN TEMPLETON 2045
                             RETIREMENT TARGET FUND)

The Prospectus is amended as follows:

I. Effective July 17, 2007, the section, "Information about the Underlying Franklin Templeton Funds," beginning on page 6 for Conservative, Moderate and Growth Target Funds and page 7 for the Retirement Target Funds, is revised to add the following:

FRANKLIN MICROCAP VALUE FUND - The fund seeks high total return (capital appreciation and income) by investing at least 80% of its net assets in investments of microcap companies. For purposes of this investment strategy, microcap companies are those with market capitalizations (share price times the number of shares of common stock outstanding) under $400 million at the time of purchase. The fund generally invests in equity securities of companies that the fund's manager believes are currently undervalued and have the potential for capital appreciation. The equity securities of a company bought by the fund will typically be purchased at low prices relative to book value. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks, underutilized assets and market share for particular products, and other factors that may identify the issuer as a potential turnaround candidate or takeover target.

FRANKLIN GLOBAL REAL ESTATE FUND - The fund seeks high total return by investing at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector. For purposes of the fund's investments, companies operating in the real estate industry include: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from ownership or management of residential, commercial or industrial real estate (such as real estate operating or service companies).

II. Under the section, "Investment Advisory and Asset Allocation Agreement - Asset allocation fees," beginning on page 35 for the Retirement Target Funds and page 44 for Conservative, Moderate and Growth Target Funds, the table is revised to add the following:

--------------------------------------------------------------------------------
Underlying Franklin        Manager                                  Annual Fee
Templeton Fund                                                      Rate
--------------------------------------------------------------------------------
Franklin MicroCap Value    Franklin Advisory Services, LLC          0.75%
Fund
--------------------------------------------------------------------------------
Franklin Global Real       Franklin Templeton Institutional, LLC    0.80%(21)
Estate Fund
--------------------------------------------------------------------------------

21. 0.80% of the value of the average daily net assets up to and including $500 million; 0.70% of the value of the average daily net assets over $500 million up to and including $1 billion; 0.65% of the value of the average daily net assets over $1 billion up to and including $1.5 billion; 0.60% of the value of the average daily net assets over $1.5 billion up to and including $6.5 billion; 0.58% of the value of the average daily net assets over $6.5 billion up to and including $11.5 billion; 0.56% of the value of the average daily net assets over $11.5 billion up to and including $16.5 billion; 0.54% of the value of the average daily net assets over $16.5 billion up to and including $19.0 billion; 0.53% of the value of the average daily net assets over $19.0 billion up to and including $21.5 billion; and 0.52% of the value of the average daily net assets over $21.5 billion.



               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE